UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2014 (September 8, 2014)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 8, 2014, the Board of Directors (the “Board”) of DISH Network Corporation (the “Corporation”) appointed Afshin Mohebbi as an independent member of the Board effective on the same date.  Mr. Mohebbi was appointed to the Board following the recommendation of its Nominating Committee and will serve on the Audit, Executive Compensation, and Nominating Committees of the Board.

Mr. Mohebbi is a private investor and advisor to public and private companies.  Mr. Mohebbi has been a Senior Advisor to TPG Capital since March 2003.  Prior to TPG Capital, Mr. Mohebbi was President and Chief Operating Officer of Qwest Communications International, Inc. (“Qwest”) from April 2001 to December 2002.  From July 2000 to April 2001, Mr. Mohebbi served as President, Worldwide Operations of Qwest. From June 1999 to July 2000, Mr. Mohebbi served as President and Chief Operating Officer at Qwest prior to its merger with US WEST, Inc.  Before joining Qwest, Mr. Mohebbi served as President and managing director of the United Kingdom Markets for British Telecom and was a member of its management board from 1997 to 1999. Prior to British Telecom, Mr. Mohebbi served as Vice President-Marketing for SBC Communications, Inc., following its acquisition of Pacific Bell in 1997.  Mr. Mohebbi began his career with Pacific Bell in 1983, where he held a variety of positions, including Vice President-Business Markets. Mr. Mohebbi previously served on the board of directors of Hanaro Telecom Incorporated from 2005 to 2007 and the board of directors of BearingPoint, Inc. from 2001 to 2005.  Mr. Mohebbi also serves on the boards of directors of several private companies.  The Board has determined that Mr. Mohebbi meets the independence requirements of NASDAQ and SEC rules and regulations.  The Board concluded that Mr. Mohebbi should serve as a member of the Board due, among other things, to his financial and managerial experience in the telecommunications and related industries, acquired, in part, during his tenure with TPG Capital and Qwest.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 8, 2014, the Board approved an amendment to the Corporation’s Amended and Restated Bylaws to change the number of directors who may serve on the Board such that the number of directors of the Corporation shall be not less than three (3) nor more than eleven (11).  The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the Corporation’s Amended and Restated Bylaws, as so amended, which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1          Amended and Restated Bylaws of DISH Network Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION

Date: September 10, 2014	By:	/s/R. Stanton Dodge
R. Stanton Dodge Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Amended and Restated Bylaws of DISH Network Corporation